Morgan Stanley Limited Duration Fund
                          Item 77(O) 10F-3 Transactions
                         May 1, 2004 - October 31, 2004



 Security   Purcha   Size   Offeri    Total   Amount   % of    % of
Purchased     se/     of      ng     Amount     of    Offeri   Fund   Brokers
             Trade  Offeri   Price     of     Shares    ng      s
             Date     ng      of    Offering  Purcha  Purcha   Tota
                            Shares              sed     sed     l
                                                By      By     Asse
                                               Fund    Fund     ts
  United    8/11/0    -     $99.59  $450,000  680,00   0.18%   0.09  JPMorgan,
  Health       4                      ,000       0              %     Wachovia
  Group                                                              Securities
                                                                     , Banc of
                                                                      America
                                                                     Securities
                                                                        LLC,
                                                                       Lehman
                                                                     Brothers,
                                                                        BNY
                                                                      Capital
                                                                      Markets,
                                                                       Inc.,
                                                                      Merrill
                                                                      Lynch &
                                                                        Co.,
                                                                     Citigroup,
                                                                       Morgan
                                                                      Stanley,
                                                                      Deutsche
                                                                        Bank
                                                                     Securities
                                                                       , UBS
                                                                     Investment
                                                                       Bank,
                                                                     Lazard, US
                                                                      Bancorp
                                                                     Investment
                                                                      s, Inc.